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                                                                    EXHIBIT 10.1

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                          REGISTRATION RIGHTS AGREEMENT

                               DATED MAY 22, 2006

                                      AMONG

                         THE GREENBRIER COMPANIES, INC.,

              THE GUARANTORS LISTED ON THE SIGNATURE PAGES HEREOF,

                                       AND

                            BEAR, STEARNS & CO. INC.

                                       AND

                         BANC OF AMERICA SECURITIES LLC

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                         THE GREENBRIER COMPANIES, INC.

                         2.375% CONVERTIBLE SENIOR NOTES

                          REGISTRATION RIGHTS AGREEMENT

                                                                    May 22, 2006

BEAR, STEARNS & CO. INC.
BANC OF AMERICA SECURITIES LLC
c/o Bear, Stearns & Co. Inc.
383 Madison Avenue
New York, New York 10179

Ladies and Gentlemen:

     The Greenbrier Companies, Inc., an Oregon corporation (the "Company"), proposes to issue and sell to the initial purchasers named in the purchase agreement (the "Initial Purchasers"), upon the terms set forth in such purchase agreement dated May 17, 2006 by and among the Company, the Guarantors (as defined below), and the Initial Purchasers (the "Purchase Agreement"), its 2.375% Convertible Senior Notes due 2026 (the "Securities"), which will be fully and unconditionally guaranteed on a senior unsecured basis, jointly and severally, by each of the Guarantors (as defined below). The Securities will be convertible into shares of common stock, no par value, of the Company on the terms, and subject to the conditions, set forth in the Securities and the Indenture (as defined herein). As an inducement to the Initial Purchasers to enter into the Purchase Agreement and in satisfaction of a condition to the obligations of the Initial Purchasers thereunder, the Company and the Guarantors (as defined below) agree with the Initial Purchasers for the benefit of Holders (as defined herein) from time to time of the Registrable Securities (as defined herein) as follows:

     1. Definitions.

     (a) Capitalized terms used herein without definition shall have the meanings ascribed to them in the Purchase Agreement. As used in this Agreement, the following defined terms shall have the following meanings:

     "Additional Interest" has the meaning assigned thereto in Section 7(a) hereof.

     "Affiliate" of any specified person means any other person which, directly or indirectly, is in control of, is controlled by, or is under common control with such specified person. For purposes of this definition, control of a person means the power, direct or indirect, to direct or cause the direction of the management and policies of such person whether by contract or

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otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Applicable Amount" means, (i) with respect to the Securities, the principal amount of the Securities and (ii) with respect to shares of Common Stock issued upon conversion of the Securities pursuant to the Indenture, the principal amount of Securities that would then be convertible into such number of shares.

     "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in The City of New York are authorized or obligated by law or executive order to close.

     "Commission" means the United States Securities and Exchange Commission, or any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.

     "Common Stock" means the Company's common stock, no par value.

     "DTC" means The Depository Trust Company.

     "Effectiveness Period" has the meaning assigned thereto in Section 2(b)(i) hereof.

     "Effective Time" means the time at which the Commission declares any Shelf Registration Statement effective or at which any Shelf Registration Statement otherwise becomes effective.

     "Exchange Act" means the United States Securities Exchange Act of 1934, as amended.

     "Guarantors" means the subsidiaries of the Company that are fully and unconditionally guaranteeing the payment of principal of, premium and Additional Interest, if any, and interest on the Securities on a senior unsecured basis, jointly and severally, pursuant to their respective guarantees, namely (i) Autostack Company LLC, an Oregon limited liability company, Greenbrier-Concarril, LLC, a Delaware limited liability company, Greenbrier Leasing Company LLC, an Oregon limited liability company, Greenbrier Leasing Limited Partner, LLC, a Delaware limited liability company, Greenbrier Management Services, LLC, a Delaware limited liability company, Greenbrier Leasing, L.P., a Delaware limited partnership, Greenbrier Railcar LLC, an Oregon limited liability company, Gunderson LLC, an Oregon limited liability company, Gunderson Marine LLC, an Oregon limited liability company, Gunderson Rail Services, LLC, a Oregon limited liability company and Gunderson Specialty Products, LLC, a Delaware limited liability company, and (ii) any Domestic Subsidiary that is not an Immaterial Subsidiary (as each such term is defined in the Indenture) of the Company formed or acquired after the Closing Date (as defined in the Purchase Agreement) that executes an additional guarantee in accordance with the terms of the Indenture, and their respective successors and assigns.

     "Holder" means any person that is the record owner of Registrable Securities (and includes any person that has a beneficial interest in any Registrable Security in book-entry form).


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     "Indenture" means the Indenture, dated as of May 22, 2006, among the
Company, the Guarantors and U.S. Bank National Association, as Trustee, pursuant to which the Securities are to be issued, and as amended and supplemented from time to time in accordance with its terms.

     "Issue Date" means the first date of original issuance of the Securities.

     "Majority of Holders" means Holders holding over 50% of the aggregate principal amount of Registrable Securities outstanding.

     "Notice and Questionnaire" means a Notice and Selling Securityholder Questionnaire substantially in the form of Appendix A hereto.

     "Notice Holder" has the meaning assigned thereto in Section 3(a)(iii) hereof.

     The term "person" means an individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

     "Prospectus" means the prospectus included in any Shelf Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by any Shelf Registration Statement and by all other amendments and supplements to such prospectus, including all material incorporated by reference in such prospectus and all documents filed after the date of such prospectus by the Company under the Exchange Act and incorporated by reference therein.

     "Registrable Securities" means all or any portion of the Securities issued from time to time under the Indenture in registered form and the shares of Common Stock issuable upon conversion of such Securities until the earliest of:
(x) the date on which such security has been registered under the Securities Act and disposed of pursuant to an effective registration statement, (y) the date that is two years after the later of (1) the last date of original issuance of the Securities and (2) the last date that the Company or any of its Affiliates was the owner of such Securities (or any predecessor thereto), or such shorter period of time as permitted by Rule 144(k) under the Securities Act or any successor provisions thereunder or (z) its sale to the public pursuant to Rule 144 under the Securities Act.

     "Registration Default" has the meaning assigned thereto in Section 7(a) hereof.

     "Securities Act" means the United States Securities Act of 1933, as amended.

     "Shelf Registration" means a registration effected pursuant to Section 2 hereof.

     "Shelf Registration Statement" means a "shelf" registration statement filed under the Securities Act providing for the registration of, and the sale on a continuous or delayed basis by the Holders of, all of the Registrable Securities pursuant to Rule 415 under the Securities Act and/or any similar rule that may be adopted by the Commission, filed by the Company and the Guarantors pursuant to the provisions of Section 2 of this Agreement, including the Prospectus contained therein, any amendments and supplements to such registration statement, including post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement, and any additional "shelf" registration statements filed under the


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Securities Act to permit the registration and sale of Registrable Securities pursuant to Section 3(a)(ii) hereof.

     "Suspension Period" has the meaning assigned thereto in Section 2(c) hereof.

     "Trust Indenture Act" means the Trust Indenture Act of 1939, or any successor thereto, and the rules, regulations and forms promulgated thereunder, as the same shall be amended from time to time.

     The term "underwriter" means any underwriter, or any person deemed to be an underwriter pursuant to the Securities Act and Exchange Act and the respective rules and regulations thereunder, as in effect at any relevant time, of Registrable Securities in connection with an offering thereof under a Shelf Registration Statement.

     (b) Wherever there is a reference in this Agreement to a percentage of the "principal amount" of Registrable Securities or to a percentage of Registrable Securities, each share of Common Stock issued upon conversion of the Securities shall represent a principal amount or percentage of Registrable Securities determined based on a quotient, (i) the numerator of which shall be equal to the aggregate principal amount of Securities issued, less the aggregate principal amount of Securities outstanding as of the date of determination, and (ii) the denominator of which shall be equal to the aggregate number of shares of Common Stock issued upon conversion of the Securities as of the date of determination.

     2. Shelf Registration.

     (a) The Company and the Guarantors shall use their reasonable best efforts to file with the Commission, no later than 90 calendar days following the Issue Date, a Shelf Registration Statement relating to the offer and sale of the Registrable Securities by the Holders on a continuous basis from time to time in accordance with the methods of distribution elected by such Holders and, thereafter, shall use their reasonable best efforts to cause such initial Shelf Registration Statement to be declared effective under the Securities Act no later than 180 calendar days following the Issue Date; provided, however, that no Holder shall be entitled to be named as a selling securityholder in any Shelf Registration Statement as of the date it is declared effective or to use the Prospectus forming a part thereof for offers and resales of Registrable Securities unless such Holder is a Notice Holder.

     (b) The Company and the Guarantors shall use their reasonable best efforts:

          (i) to keep any Shelf Registration Statement effective, supplemented and amended as required by the provisions of Section 3(j) hereof, in order to permit the Prospectus forming a part thereof to be usable by Holders until the earlier of: (1) two years from the last date of original issuance of any Registrable Securities or (2) such shorter period ending on the date that (x) all of the Holders of Registrable Securities that are not affiliates of the Company are able to sell all Registrable Securities immediately without restriction in accordance with Rule 144(k) under the Securities Act, (y) all Registrable Securities have been registered under the Shelf Registration Statement and disposed of in accordance with such Shelf Registration Statement, and (z) all Registrable Securities have ceased to be outstanding (whether as a result of repurchase and


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     cancellation, conversion or otherwise) (such period being referred to herein as the "Effectiveness Period"); and

          (ii) after the Effective Time of the initial Shelf Registration Statement, as promptly as practicable but in any event within 10 Business Days or, if the Company and the Guarantors are required to file with the Commission a new Shelf Registration Statement, 30 calendar days, of the receipt of a completed Notice and Questionnaire from any Holder of Registrable Securities that is not then a Notice Holder, to use its reasonable best efforts to enable such Holder to use the Prospectus forming a part thereof for resales of Registrable Securities, including, without limitation, any action necessary to identify such Holder as a selling securityholder in a Shelf Registration Statement; provided, however, that nothing in this subparagraph shall relieve such Holder of the obligation to return a completed and signed Notice and Questionnaire to the Company and the Guarantors in accordance with Section 3(a)(ii) hereof.

The Company and the Guarantors shall be deemed not to have used their reasonable best efforts to keep any Shelf Registration Statement effective during the Effectiveness Period if the Company or the Guarantors voluntarily take any action that would result in Holders of Registrable Securities covered thereby not being able to offer and sell any of such Registrable Securities during that period, unless such action is (A) required by applicable law and the Company and the Guarantors thereafter promptly comply with the requirements of Section 3(j) below or (B) permitted pursuant to Section 2(c) below.

     (c) The Company may suspend the use of any Prospectus for a period not to exceed 45 days in any 90-day period or an aggregate of 120 days in any 12-month period, during the period beginning on the last date of original issuance and ending on or prior to the second anniversary of the last issue date of any Securities (each, a "Suspension Period") if the Board of Directors of the Company shall have determined in good faith that because of valid business reasons, including the acquisition or divestiture of assets, pending corporate developments and similar events or because of filings with the Commission, it is in the best interests of the Company to suspend such use, and prior to suspending such use the Company provides the Holders with written notice of such suspension, which notice need not specify the nature of the event giving rise to such suspension. If the disclosure relates to a previously undisclosed proposed or pending material business transaction, the disclosure of which would impede the ability of the Company to consummate such transaction, the Company may extend the 45 calendar day suspension period to 60 calendar days. Upon receipt of such notice of suspension, each Holder agrees not to sell any Registrable Securities during the relevant Suspension Period.

     3. Registration Procedures. In connection with the Shelf Registration Statements, the following provisions shall apply:

          (a) (i) Not less than 30 calendar days prior to the intended Effective Time of the initial Shelf Registration Statement, the Company and the Guarantors shall distribute the Notice and Questionnaire to the Holders of Registrable Securities. The Company and the Guarantors shall take action to name each Holder that is a Notice Holder as of the date that is 10 calendar days prior to the effectiveness of the initial Shelf Registration Statement as a selling securityholder in the initial Shelf Registration Statement at the time


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     of its effectiveness so that such Holder is permitted to deliver the
     Prospectus forming a part thereof as of such time to purchasers of such Holder's Registrable Securities in accordance with applicable law. The Company and the Guarantors shall not be required to take any action to name any Holder as a selling securityholder in the initial Shelf Registration Statement or to enable any Holder to use the Prospectus forming a part thereof for resales of Registrable Securities until such Holder has returned a completed and signed Notice and Questionnaire to the Company.

          (ii) From and after the Effective Time of the initial Shelf Registration Statement, the Company and the Guarantors shall, upon the request of any Holder of Registrable Securities that is not then a Notice Holder, promptly send a Notice and Questionnaire to such Holder. From and after the Effective Time of the initial Shelf Registration Statement, the Company and the Guarantors shall (A) as promptly as is practicable after the date a completed and signed Notice and Questionnaire is delivered to the Company, and in any event within 10 Business Days or, if the Company and the Guarantors are required to file with the Commission a new Shelf Registration, 30 calendar days, after such date, prepare and file with the Commission (x) a supplement to the Prospectus or, if required by applicable law, a post-effective amendment to the Shelf Registration Statement or an additional Shelf Registration Statement, provided that the Company and the Guarantors will not be required to file more than once in any one-month period a post-effective amendment to the Shelf Registration Statement or a supplement to the Prospectus pursuant to Rule 424(b) under the Securities Act for such purpose, and (y) any other document required by applicable law, so that the Holder delivering such Notice and Questionnaire is named as a selling securityholder in a Shelf Registration Statement and is permitted to deliver the Prospectus to purchasers of such Holder's Registrable Securities in accordance with applicable law, and (B) if the Company and the Guarantors shall file a post-effective amendment to the Shelf Registration Statement, or an additional Shelf Registration Statement, use its best efforts to cause such post-effective amendment or such additional Shelf Registration Statement to become effective under the Securities Act as promptly as is practicable; provided, however, that if a Notice and Questionnaire is delivered to the Company during a Suspension Period, the Company and the Guarantors shall not be obligated to take the actions set forth in this clause (ii) until the termination of such Suspension Period.

          (iii) The term "Notice Holder" shall mean any Holder of Registrable Securities that has returned a completed and signed Notice and Questionnaire to the Company in accordance with Section 3(a)(i) or 3(a)(ii) hereof.

     (b) Before filing any Shelf Registration Statement or Prospectus or any amendments or supplements (other than supplements solely for the purpose of naming one or more Notice Holders as selling securityholders) thereto with the Commission, furnish to the Initial Purchasers copies of all such documents proposed to be filed and use efforts to reflect in each such document when so filed with the Commission such comments as the Initial Purchasers reasonably shall propose within three (3) Business Days of the delivery of such copies to the Initial Purchasers.


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     (c) The Company and the Guarantors shall promptly take such action as may be necessary so that (i) each of the Shelf Registration Statements and any amendment thereto and the Prospectus forming a part thereof and any amendment or supplement thereto (and each report or other document incorporated therein by reference in each case) complies in all material respects with the Securities Act and the Exchange Act and the respective rules and regulations thereunder, as in effect at any relevant time, (ii) each of the Shelf Registration Statements and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and
(iii) each of the Prospectus forming a part of any Shelf Registration Statement, and any amendment or supplement to such Prospectus, in the form delivered to purchasers of the Registrable Securities during the Effectiveness Period does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     (d) The Company shall promptly advise each Notice Holder, and shall confirm such advice in writing if so requested by any such Notice Holder:

          (i) when the initial Shelf Registration Statement has been filed with the Commission and when the initial Shelf Registration Statement has become effective, in each case making a public announcement thereof by release made to Dow Jones & Company, Inc. or Bloomberg Business News or other similarly broad public medium that is customary for such releases;

          (ii) when any Prospectus supplement, Shelf Registration Statement or post-effective amendment to a Shelf Registration has been filed with the Commission and, with respect to a Shelf Registration Statement or any post-effective amendment, when the same has been declared effective by the Commission;

          (iii) of any request by the Commission for amendments or supplements to any Shelf Registration Statement or the Prospectus included therein or for additional information;

          (iv) of the issuance by the Commission of any stop order suspending the effectiveness of any Shelf Registration Statement or the initiation of any proceedings for such purpose;

          (v) of the receipt by the Company or the Guarantors of any notification with respect to the suspension of the qualification of the securities included in any Shelf Registration Statement for sale in any jurisdiction or the initiation of any proceeding for such purpose; and

          (vi) of the happening of any event or the existence of any state of facts that requires the making of any changes in any Shelf Registration Statement or the Prospectus included therein so that, as of such date, such Shelf Registration Statement and Prospectus do not contain an untrue statement of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made)


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     not misleading (which advice shall be accompanied by an instruction to such
     Holders to suspend the use of the Prospectus until the requisite changes have been made, which notice need not specify the nature of the event giving rise to such suspension).

     (e) The Company shall use its best efforts to prevent the issuance, and if issued to obtain the withdrawal at the earliest possible time, of any order suspending the effectiveness of any Shelf Registration Statement.

     (f) As promptly as reasonably practicable furnish to each Notice Holder and the Initial Purchasers, upon their request and without charge, at least one conformed copy of the Registration Statement and any amendment thereto, including financial statements but excluding schedules, all documents incorporated or deemed to be incorporated therein by reference and all exhibits (unless requested in writing to the Company by such Notice Holder or the Initial Purchasers, as the case may be).

     (g) The Company and the Guarantors shall, during the Effectiveness Period, deliver to each Notice Holder, without charge, as many copies of each Prospectus in which the Notice Holder is listed as a selling securityholder included in the applicable Shelf Registration Statement and any amendment or supplement thereto as such Notice Holder may reasonably request; and the Company and the Guarantors consent (except during a Suspension Period or during the continuance of any event described in Section 3(d)(iii)-(vi) above) to the use of the Prospectus and any amendment or supplement thereto in accordance with applicable law by each of the Notice Holders in connection with the offering and sale of the Registrable Securities covered by the Prospectus and any amendment or supplement thereto during the Effectiveness Period.

     (h) Prior to any offering of Registrable Securities pursuant to a Shelf Registration Statement, the Company and the Guarantors shall (i) register or qualify or cooperate with the Notice Holders and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or "blue sky" laws of such jurisdictions within the United States as any Notice Holder may reasonably request, (ii) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers and sales in such jurisdictions for so long as may be necessary to enable any Notice Holder or underwriter, if any, to complete its distribution of Registrable Securities pursuant to such Shelf Registration Statement, and (iii) take any and all other actions necessary or advisable to enable the disposition in such jurisdictions of such Registrable Securities; provided, however, that in no event shall either the Company or any Guarantor be obligated to (A) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to so qualify but for this Section 3(h) or (B) subject itself to general or unlimited service of process or to taxation in any such jurisdiction if they are not now so subject.

     (i) Unless any Registrable Securities shall be in book-entry only form, the Company and the Guarantors shall cooperate with the Notice Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to any Shelf Registration Statement, which certificates, if so required by any securities market or exchange upon which any Registrable Securities are quoted or listed, shall be penned, lithographed or engraved, or produced by any combination of such methods, on steel engraved borders, and


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which certificates shall be free of any restrictive legends and in such permitted denominations and registered in such names as Notice Holders may request in connection with the sale of Registrable Securities pursuant to such Shelf Registration Statement.

     (j) Upon the occurrence of any fact or event contemplated by Section 3(d)(vi) above, subject to Section 2(c) hereof, the Company and the Guarantors shall promptly, but in any event within 10 Business Days following such occurrence, prepare, file (and have declared effective) a post-effective amendment to any Shelf Registration Statement or an amendment or supplement to the related Prospectus included therein or file any other document with the Commission so that, as thereafter delivered to purchasers of the Registrable Securities, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. If the Company notifies the Notice Holders of the occurrence of any fact or event contemplated by Section 3(d)(vi) above, the Notice Holder shall suspend the use of the Prospectus until the requisite changes to the Prospectus have been made.

     (k) Not later than the Effective Time of a Shelf Registration Statement, the Company shall provide a CUSIP number for the debt securities to be sold pursuant to a Shelf Registration Statement.

     (l) The Company and the Guarantors shall comply with the Securities Act and the Exchange Act and the respective rules and regulations thereunder, as in effect at any relevant time, and shall make generally available to its securityholders an earnings statement (which need not be audited) satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year), or such shorter period as required by the Securities Act and the Exchange Act and the rules and regulations thereunder, as in effect at any relevant time, commencing on the first day of the first fiscal quarter of the Company commencing after (i) the effective date of a Shelf Registration Statement, (ii) the effective date of each post-effective amendment to such Shelf Registration Statement, or (iii) the date of each filing by the Company with the Commission of an Annual Report on Form 10-K that is incorporated by reference in such Shelf Registration Statement, which statements shall cover said 12-month periods.

     (m) Not later than the Effective Time of the initial Shelf Registration Statement, the Company and the Guarantors shall cause the Indenture to be qualified under the Trust Indenture Act; in connection with such qualification, the Company and the Guarantors shall cooperate with the Trustee under the Indenture and the Holders (as defined in the Indenture) to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the Trust Indenture Act; and the Company and the Guarantors shall execute, and shall use their reasonable best efforts to cause the Trustee to execute, all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner. In the event that any such amendment or modification referred to in this Section 3(m) involves the appointment of a new trustee under the Indenture, the Company and the Guarantors shall appoint a new trustee thereunder pursuant to the applicable provisions of the Indenture.


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     (n) The Company and the Guarantors shall enter into such customary agreements and take all such other necessary actions in connection therewith (including those reasonably requested by the holders of a majority of the Registrable Securities being sold) in order to expedite or facilitate disposition of such Registrable Securities; provided, that neither the Company nor the Guarantors shall be required to take any action in connection with an underwritten offering without their consent.

     (o) The Company and the Guarantors shall (i) make reasonably available for inspection by one or more representatives of the selling Holders, designated in writing by a Majority of Holders whose Registrable Securities are included in a Shelf Registration Statement, any underwriter participating in any disposition pursuant to any Shelf Registration Statement, and any attorney, accountant or other agent retained by such Notice Holders or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and (ii) cause the Company's and the Guarantors' officers, directors and employees to supply all information reasonably requested by such Notice Holders or any such underwriter, attorney, accountant or agent in connection with such Shelf Registration Statement, in each case, as is customary for similar due diligence examinations; provided, however, that such persons shall, at the Company's and the Guarantors' request, first agree in writing with the Company and the Guarantors that any information that is reasonably and in good faith designated by the Company and the Guarantors in writing as confidential at the time of delivery of such information shall be kept confidential by such persons and shall be used solely for the purposes of exercising rights under this Agreement, unless such disclosure is made in connection with a court proceeding or required by law, or such records, information or documents become available to the public generally or through a third party without an accompanying obligation of confidentiality; and provided further that, if the foregoing inspection and information gathering would otherwise disrupt the Company's and the Guarantors' conduct of their business, such inspection and information gathering shall, to the greatest extent possible, be coordinated on behalf of the Notice Holders and the other parties entitled thereto by one counsel designated by and on behalf of the Notice Holders and other parties.

     (p) The Company will use its reasonable best efforts to cause the Common Stock issuable upon conversion of the Securities to be quoted or listed on the New York Stock Exchange or other market or stock exchange on which the Common Stock primarily trades on or prior to the Effective Time of each Shelf Registration Statement hereunder.

     (q) The Company will cooperate and assist in any filings or by taking any other actions required to be made or taken with or by National Association of Securities Dealers, Inc.

     (r) The Company shall use its reasonable best efforts to take all other steps necessary to effect the registration, offering and sale of the Registrable Securities covered by each Shelf Registration Statement contemplated hereby.

     4. Registration Expenses. The Company shall bear all fees and expenses incurred in connection with the performance by the Company and the Guarantors of their obligations under Sections 2 and 3 of this Agreement whether or not any of the Shelf Registration Statements are declared effective. Such fees and expenses shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (x) with respect to filings


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required to be made with the National Association of Securities Dealers, Inc.
and (y) of compliance with federal and state securities or Blue Sky laws to the extent such filings or compliance are required pursuant to this Agreement (including, without limitation, reasonable fees and disbursements of the counsel specified in the next sentence in connection with Blue Sky qualifications of the Registrable Securities under the laws of such jurisdictions as the Notice Holders of a majority of the Registrable Securities being sold pursuant to a Shelf Registration Statement may designate)), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities in a form eligible for deposit with The Depository Trust Company), (iii) duplication expenses relating to copies of any Shelf Registration Statement or Prospectus delivered to any Holders hereunder, (iv) fees and disbursements of counsel for the Company and the Guarantors in connection with the Shelf Registration Statement, and (v) reasonable fees and disbursements of the Trustee and its counsel and of the registrar and transfer agent for the Common Stock. In addition, the Company shall bear or reimburse the Notice Holders for the reasonable fees and disbursements of one firm of legal counsel for the Holders, which shall be a nationally recognized law firm experienced in securities law matters designated by the Initial Purchasers, subject to the approval of the Company, which shall not be unreasonably withheld. In addition, the Company shall pay the internal expenses of the Company and the Guarantors (including, without limitation, all salaries and expenses of officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange on which similar securities of the Company and the Guarantors are then listed and the fees and expenses of any person, including special experts, retained by the Company and the Guarantors.

     5. Indemnification and Contribution.

     (a) Indemnification by the Company and the Guarantors. The Company and the Guarantors, jointly and severally, shall indemnify and hold harmless each Notice Holder, the Initial Purchasers, each person, if any, who controls any such Notice Holder or Initial Purchasers within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the respective officers, directors, partners and employees of each of the Initial Purchasers, the Notice Holders and any controlling person from and against any loss, claim, damage, liability or expense whatsoever as incurred (including but not limited to reasonable attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commence or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as any such loss, claim, damage, liability or expense (or action in respect thereof) arises out of, or is based upon, any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement or any amendment thereto or any related preliminary prospectus or issuer free writing prospectus (as such term is defined in Rule 433 of the Securities Act) or the Prospectus or any amendment thereto of supplement thereof, or arises out of, or is based upon, the omission or alleged omission to state therein any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company and the Guarantors shall not be liable to any such indemnified party in any such case to the extent that any such loss, claim, damage, liability or expense arises out of, or is based upon, any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of such indemnified party specifically for use therein; and provided further, however, that the Company and the Guarantors shall not be liable to any such indemnified party in any such case to the extent that such loss, claim, damage, liability or expense arises from (i) an offer or sale by a Notice Holder of Registrable Securities during a Suspension Period, if such indemnified party is a Notice Holder that received from the Company a notice of the commencement of such Suspension Period prior to the making of such offer or sale and such offer or sale was made during such Suspension Period, (ii) an offer or sale by a Notice Holder by means of a free writing prospectus (as such term is defined in Rule 405 of the Securities Act) that was not authorized in writing by the Company; provided, however, that an indemnified party shall continue to be indemnified by the Company and the Guarantors to the extent that such free writing prospectus is, in whole or part, a copy of documents as to which indemnification is otherwise provided to such indemnified party by the Company and the Guarantors pursuant to this Section 5(a), or (iii) an untrue statement in, or omission of a material fact from, the related preliminary prospectus that was corrected in the final Prospectus and the Notice Holder did not send to such person (or give notice of the availability of) a copy of such Prospectus if the Company and the Guarantors furnished copies of such Prospectus to such Holder. The foregoing indemnity agreement is in addition to any liability that the Company and the Guarantors may otherwise have to any indemnified party.

     (b) Indemnification by the Notice Holders. Each Notice Holder, severally and not jointly, shall indemnify and hold harmless the Company, the Guarantors, the Initial Purchasers, and each person, if any, who controls the Company, any Guarantor, or any Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the officers, directors, partners and employees of the Company, any Guarantor, any Initial Purchaser and controlling person, from and against any loss, claim, damage, liability or expense whatsoever as incurred (including but not limited to attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commence or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as any such loss, claim, damage, liability or expense (or action in respect thereof) arises out of, or is based upon, any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement or any amendment thereto or any related preliminary prospectus or the Prospectus or any amendment thereto of supplement thereof, or arises out of, or is based upon, the omission or alleged omission to state therein any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission made therein was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Notice Holder specifically for use therein. In no event shall the liability of any selling Notice Holder hereunder be greater in amount than the dollar amount of the proceeds received by such Holder upon the sale of the Registrable Securities pursuant to the Shelf Registration Statement giving rise to such indemnification obligation. The foregoing indemnity agreement is in addition to any liability that any Notice Holder may otherwise have to the Company, the Initial Purchasers and any such controlling person.

     (c) Notices of Claims, Etc. Promptly after receipt by an indemnified party under this Section 5 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 5, notify each party against whom indemnification is to be sought in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability that it may have under this
Section 5 to the extent that it is not materially prejudiced through the forfeiture of substantive rights or defenses as a result thereof and in any event shall not relieve it from any liability that such indemnifying party may otherwise have on account of the indemnity agreement hereunder. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party; provided however, that counsel to the indemnifying party shall not (except with the written consent of the indemnified party) also be counsel to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 5 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the indemnified party shall have the right to employ counsel to represent jointly the indemnified party and its respective directors, employees, officers and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the indemnified party against the indemnifying party under this Section 5 if (1) employment of such counsel has been authorized in writing by the indemnifying party, or (2) such indemnifying party shall not have employed counsel to have charge of the defense of such proceeding within a reasonable time after notice of commencement of the action, or (3) such indemnified party shall have reasonably concluded that the representation of such indemnified party and those directors, employees, officers and controlling persons by the same counsel representing the indemnifying party would be inappropriate under applicable standards of professional conduct due to actual or potential differing interests between them or where there may be one or more defenses available to them that are different from, additional to or in conflict with those available to the indemnifying party, and in any such event ((1), (2) or (3)) the fees and expenses of such separate counsel shall be paid by the indemnifying party as incurred. It is understood that the indemnifying party shall not be liable for the fees and expenses of more than one separate firm (in addition to local counsel in each jurisdiction) for all indemnified parties in connection with any proceeding or related proceedings. No indemnifying party shall, without the prior written consent of the indemnified parties, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened claim, investigation, action or proceeding in respect of which indemnity or contribution may be or could have been sought hereunder (whether or not the indemnified party or parties are actual or potential parties thereto) unless (x) such settlement, compromise or judgment (i) includes an unconditional release of such indemnified party from all liability arising out of such claim, action, suit or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or failure to act by or on behalf of any indemnified party, and (y) the indemnifying party confirms in writing its indemnification obligations hereunder with respect to such settlement, compromise or judgment.

     (d) Contribution. If the indemnification provided for in this Section 5 is unavailable or insufficient to hold harmless an indemnified party under subsections (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages, expenses or liabilities (or actions in respect thereof) referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the registration of the Registrable Securities pursuant to the Shelf Registration, or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Guarantors on the one hand or such Holder or such other indemnified party, as the case may be, on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). The Company, the Guarantors and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to herein. Notwithstanding any other provision of this Section 5(d), the Holders of the Registrable Securities shall not be required to contribute any amount in excess of the amount by which the gross proceeds received by such Holders from the sale of the Registrable Securities pursuant to the Shelf Registration Statement exceeds the amount of damages which such Holders have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph
(d), each person, if any, who controls such indemnified party within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as such indemnified party and each person, if any, who controls the Company or any Guarantor within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as the Company. The Holders' respective obligations to contribute pursuant to this Section 5 are several in proportion to the respective amount of Registrable Securities they have sold pursuant to a Registration Statement and not joint. The remedies provided for in this Section 5 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

     (e) The indemnity and contribution provisions contained in this Section 5 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Initial Purchasers, any Holder or any person controlling any Initial Purchaser or Holder, or by or on behalf of the Company, its officers or directors or any person controlling the Company, and (iii) any sale of Registrable Securities pursuant to the Shelf Registration Statement.

     6. Holder's Obligations. Each Holder agrees, by acquisition of the Registrable Securities, that no Holder of Registrable Securities shall be entitled to sell any of such Registrable Securities pursuant to a Shelf Registration Statement or to receive a Prospectus relating thereto, unless such Holder has furnished the Company with a Notice and Questionnaire as required pursuant to Section 3(a)(ii) hereof (including the information required to be included in such Notice and Questionnaire) and the information set forth in the next sentence. Each Notice Holder agrees promptly to furnish to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Notice Holder not misleading and any other information regarding such Notice Holder and the distribution of such Registrable Securities as the Company may from time to time reasonably request. Any sale of any Registrable Securities by any Notice Holder shall constitute a representation and warranty by such Notice Holder that the information relating to such Notice Holder and its plan of distribution is as set forth in the Prospectus delivered by such Notice Holder in connection with such disposition, that such Prospectus does not as of the time of such sale contain any untrue statement of a material fact relating to or provided by such Notice Holder or its plan of distribution and that such Prospectus does not as of the time of such sale omit to state any material fact relating to or provided by such Notice Holder or its plan of distribution necessary in order to make the statements in such Prospectus, in the light of the circumstances under which they were made, not misleading.

     7. Additional Interest.

     (a) Notwithstanding any postponement of the effectiveness pursuant to
Section 2(a) hereof, if (i) on or prior to the 90th day following the Issue Date, a Shelf Registration Statement has not been filed with the Commission,
(ii) on or prior to the 180th day following the Issue Date, such initial Shelf Registration Statement is not declared effective by the Commission, (iii) after the effectiveness date of any Shelf Registration Statement, (x) such Shelf Registration Statement ceases to be effective or usable for the offer and sale of Registrable Securities (other than due to a Suspension Period or without a replacement Shelf Registration Statement being effective), and the Company and the Guarantors fail to file (and have declared effective), within five Business Days, a post-effective amendment to such Shelf Registration Statement or amendment or supplement to the Prospectus contained therein or such other document with the Commission to make such Shelf Registration Statement effective or such Prospectus usable, or (y) the Suspension Periods exceed 45 days (or 60, if applicable), whether or not consecutive, in any 90-day period, or more than 120 days, whether or not consecutive, during any 12-month period during the Effectiveness Period, or (iv) the Company and the Guarantors shall have failed to timely comply with any of their obligations set forth in Section 3(a)(ii) hereof (each, a "Registration Default"), then additional interest ("Additional Interest") will accrue on the Securities, from and including the calendar day following such Registration Default to but excluding the earlier of (1) the calendar day on which all Registration Defaults have been cured and (2) the date that the Shelf Registration Statement is no longer required to be kept effective. The amount of Additional Interest will accrue at a rate equal to one-quarter of one percent (0.25%) of the Applicable Amount per annum for the first 90 calendar day period and will increase by an additional rate per annum equal to an additional one-quarter of one percent

(0.25%) of the Applicable Amount with respect to each subsequent 90 calendar day period until all Registration Defaults have been cured, up to a maximum amount of Additional Interest for all Registration Defaults of one percent (1.00%) of the Applicable Amount per annum.

     (b) In the case of a Registration Default described in Sections 7(a)(i)-(iii) above, Additional Interest, if any, shall be payable only to Notice Holders and, in respect of a Registration Default described in Section 7(a)(iv) above, Additional Interest, if any, shall be payable only to Notice Holders to whom such Registration Default relates.

     (c) Any amounts to be paid as Additional Interest pursuant to paragraph (a) of this Section 7 shall be paid in cash semi-annually in arrears, with the first semi-annual payment due on the first interest payment date following the date on which such Additional Interest begins to accrue, to the Notice Holders in whose name the Securities or Common Stock issued upon conversion of the Securities are registered at the close of business on April 1 or October 1, whether or not a Business Day, immediately preceding the relevant interest payment date.

     (d) Except as provided in Section 8(a) hereof, the Additional Interest as set forth in this Section 7 shall be the exclusive monetary remedy available to the Holders of Registrable Securities for such Registration Default. In no event shall the Company and the Guarantors be required to pay Additional Interest on any Registrable Securities after any such Registrable Securities have been converted into cash and, if applicable, shares of the Company's common stock. In no event shall the Company and the Guarantors be required to pay Additional Interest in excess of the applicable maximum amount of one percent (1.00%) set forth above, regardless of whether one or multiple Registration Defaults exist.

     8. Miscellaneous.

     (a) Specific Performance. The parties hereto acknowledge that there would be no adequate remedy at law if the Company and the Guarantors fail to perform any of their obligations hereunder and that the Initial Purchasers and the Holders from time to time may be irreparably harmed by any such failure, and accordingly agree that the Initial Purchasers and such Holders, in addition to any other remedy to which they may be entitled at law or in equity and without limiting the remedies available to the Notice Holders under Section 7 hereof, shall be entitled to compel specific performance of the obligations of the Company and the Guarantors under this Registration Rights Agreement in accordance with the terms and conditions of this Registration Rights Agreement, in any court of the United States or any State thereof having jurisdiction.

     (b) Amendments and Waivers. This Agreement, including this Section 8(b), may be amended, and waivers or consents to departures from the provisions hereof may be given, only by a written instrument duly executed by the Company, the Guarantors and a Majority of Holders. Each Holder of Registrable Securities outstanding at the time of any such amendment, waiver or consent or thereafter shall be bound by any amendment, waiver or consent effected pursuant to this
Section 8(b), whether or not any notice, writing or marking indicating such amendment, waiver or consent appears on the Registrable Securities or is delivered to such Holder.

     (c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, by telecopier, by courier guaranteeing overnight delivery or by first-class mail, return receipt requested, and shall be deemed given (i) when made, if made by hand delivery,
(ii) upon confirmation, if made by telecopier, (iii) one (1) Business Day after being deposited with such courier, if made by overnight courier or (iv) on the date indicated on the notice of receipt, if made by first-class mail, to the parties as follows:

          (w) if to a Holder of Registrable Securities, at the most current address given by such Holder to the Company in a Notice and Questionnaire or any amendment thereto;

          (x) if to the Company or any Guarantor, to:

          The Greenbrier Companies, Inc.
          One Centerpointe Drive, Suite 200
          Lake Oswego, Oregon 97035
          Attention: Joseph K. Wilsted
          Telephone : (503) 598-3815
          Facsimile: (503) 684-7553

          with a copy (that shall not constitute notice) to:

          Squire, Sanders & Dempsey LLP
          1300 Huntington Center
          41 South High Street
          Columbus, Ohio 43215
          Attention: Steven F. Mount
          Telephone: (614) 365-2727
          Facsimile: (614) 365-2499

          and

          (y) if to the Initial Purchasers, to:

          Bear, Stearns & Co. Inc.
          383 Madison Avenue
          New York, NY 10179
          Attention: Stephen Parish
          Facsimile: (212) 272-3485

          with a copy (that shall not constitute notice) to:

          Gibson, Dunn & Crutcher LLP
          333 South Grand Avenue
          Los Angeles, California 90071
          Attention: Karen E. Bertero
          Telephone: (213) 229-7360
          Facsimile: (213) 229-6360
or to such other address as such person may have furnished to the other persons identified in this Section 8(c) in writing in accordance herewith.

     (d) Parties in Interest. The parties to this Agreement intend that all Holders of Registrable Securities shall be entitled to receive the benefits of this Agreement and that any Notice Holder shall be bound by the terms and provisions of this Agreement by reason of such election with respect to the Registrable Securities which are included in a Shelf Registration Statement. All the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the respective successors and assigns of the parties hereto and any Holder from time to time of the Registrable Securities to the aforesaid extent. In the event that any transferee of any Holder of Registrable Securities shall acquire Registrable Securities, in any manner, whether by gift, bequest, purchase, operation of law or otherwise, such transferee shall, without any further writing or action of any kind, be entitled to receive the benefits of and, if a Notice Holder, be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement to the aforesaid extent.

     (e) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     (f) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     (g) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     (h) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

     (i) Survival. The respective indemnities, agreements, representations, warranties and other provisions set forth in this Agreement or made pursuant hereto shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Notice Holder, any director, officer or partner of such Holder, any agent or underwriter, any director, officer or partner of such agent or underwriter, or any controlling person of any of the foregoing, and shall survive the transfer and registration of the Registrable Securities of such Holder.

                            [SIGNATURE PAGES FOLLOW]

          Please confirm that the foregoing correctly sets forth the agreement between the Company, the Guarantors and you.

                                        Very truly yours,

                                        THE GREENBRIER COMPANIES, INC., as
                                        Issuer


                                        By: /s/ Joseph K. Wilsted
                                            ------------------------------------
                                        Name: Joseph K. Wilsted
                                        Title: Senior Vice President


                                        GREENBRIER-CONCARRIL, LLC


                                        By: /s/ Joseph K. Wilsted
                                            ------------------------------------
                                        Name: Joseph K. Wilsted
                                        Title: Vice President


                                        GREENBRIER LEASING COMPANY LLC


                                        By: /s/ Joseph K. Wilsted
                                            ------------------------------------
                                        Name: Joseph K. Wilsted
                                        Title: Vice President


                                        GREENBRIER LEASING LIMITED PARTNER, LLC

                                        By: GREENBRIER LEASING COMPANY LLC,
                                            SOLE MEMBER AND MANAGER


                                        By: /s/ Joseph K. Wilsted
                                            ------------------------------------
                                        Name: Joseph K. Wilsted
                                        Title: Vice President

                                        GREENBRIER MANAGEMENT SERVICES, LLC

                                        By: GREENBRIER LEASING COMPANY LLC,
                                            SOLE MEMBER AND MANAGER


                                        By: /s/ Joseph K. Wilsted
                                            ------------------------------------
                                        Name: Joseph K. Wilsted
                                        Title: Vice President


                                        GREENBRIER LEASING, L.P.

                                        By: GREENBRIER MANAGEMENT SERVICES, LLC,
                                            GENERAL PARTNER


                                        By: /s/ Joseph K. Wilsted
                                            ------------------------------------
                                        Name: Joseph K. Wilsted
                                        Title: Vice President


                                        GUNDERSON LLC


                                        By: /s/ Joseph K. Wilsted
                                            ------------------------------------
                                        Name: Joseph K. Wilsted
                                        Title: Vice President


                                        GUNDERSON MARINE LLC


                                        By: /s/ Joseph K. Wilsted
                                            ------------------------------------
                                        Name: Joseph K. Wilsted
                                        Title: Vice President


                                        GUNDERSON RAIL SERVICES LLC


                                        By: /s/ Joseph K. Wilsted
                                            ------------------------------------
                                        Name: Joseph K. Wilsted
                                        Title: Vice President

                                        GUNDERSON SPECIALTY PRODUCTS, LLC

                                        By: GUNDERSON LLC, SOLE MEMBER AND
                                            MANAGER


                                        By: /s/ Joseph K. Wilsted
                                            ------------------------------------
                                        Name: Joseph K. Wilsted
                                        Title: Vice President


                                        AUTOSTACK COMPANY LLC


                                        By: /s/ Joseph K. Wilsted
                                            ------------------------------------
                                        Name: Joseph K. Wilsted
                                        Title: Vice President


                                        GREENBRIER RAILCAR LLC


                                        By: /s/ Joseph K. Wilsted
                                            ------------------------------------
                                        Name: Joseph K. Wilsted
                                        Title: Vice President

Accepted as of the date hereof:

BEAR, STEARNS & CO. INC.


By: /s/ Paul S. Rosica
    ---------------------------------
Name: Paul S. Rosica
Title: Senior Managing Director


BANC OF AMERICA SECURITIES LLC


By: /s/ Derek Dillon
    ---------------------------------
Name: Derek Dillon
Title: Managing Director

                                   APPENDIX A

                         THE GREENBRIER COMPANIES, INC.

             FORM OF SELLING SECURITYHOLDER NOTICE AND QUESTIONNAIRE
                         2.375% CONVERTIBLE SENIOR NOTES

     The undersigned beneficial owner of 2.375% Convertible Senior Notes (the "Notes") of The Greenbrier Companies, Inc. (the "Company" or "Registrant") or Common Stock, no par value (the "Common Stock" and, together with the Notes, the "Registrable Securities"), of the Company understands that the Registrant and the Guarantors have filed or intends to file with the U.S. Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (the "Shelf Registration Statement") for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the "Securities Act"), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement, dated as of May 22, 2006 (the "Registration Rights Agreement"), between the Company, the Guarantors and the Initial Purchasers named therein. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

     Each beneficial owner of Registrable Securities is entitled to the benefits of the Registration Rights Agreement. In order to sell or otherwise dispose of any Registrable Securities pursuant to the Shelf Registration Statement, a beneficial owner of Registrable Securities generally will be required to be named as a selling securityholder in the related prospectus, deliver a prospectus to purchasers of Registrable Securities and be bound by the provisions of the Registration Rights Agreement applicable to such beneficial owner (including certain indemnification provisions described below). Beneficial owners that do not complete this Notice and Questionnaire and deliver it to the Company as provided below will not be named as selling securityholders in the prospectus and therefore will not be permitted to sell any Registrable Securities pursuant to the Shelf Registration Statement. Beneficial owners are encouraged to complete and deliver this Notice and Questionnaire prior to the effectiveness of the Shelf Registration Statement so that such beneficial owners may be named as selling securityholders in the related prospectus. Upon receipt of a completed Notice and Questionnaire from a beneficial owner following the effectiveness of the Shelf Registration Statement, the Company will, as promptly as practicable but in any event within (i) 10 Business Days of such receipt, file such amendments to the Shelf Registration Statement or supplements to the related prospectus, or (ii) 30 calendar days of such receipt, file a new Shelf Registration Statement with the Commission if required to do so, in each case as are necessary to permit such holder to deliver such prospectus to purchasers of Registrable Securities. The Company has agreed to pay Additional Interest pursuant to the Registration Rights Agreement under certain circumstances set forth therein.

     Certain legal consequences arise from being named as a selling securityholder in the Shelf Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Shelf Registration Statement and the related prospectus.

                                                                      APPENDIX A

                                     NOTICE

     The undersigned beneficial owner (the "Selling Securityholder") of Registrable Securities hereby gives notice to the Company of its intention to sell or otherwise dispose of Registrable Securities beneficially owned by it and listed below in Item 3 (unless otherwise specified under such Item 3) pursuant to the Shelf Registration Statement. The undersigned, by signing and returning this Notice and Questionnaire, understands that it will be bound by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement.

     Pursuant to the Registration Rights Agreement, the undersigned has agreed to indemnify and hold harmless the Company, the Guarantors, the initial purchaser, the Company's and Guarantors' directors and officers and each person, if any, who controls any such parties within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), from and against certain losses arising in connection with statements concerning the undersigned made in the Company's Shelf Registration Statement or the related prospectus in reliance upon the information provided in this Notice and Questionnaire.

     If the Selling Securityholder transfers all or any portion of the Registrable Securities listed in Item 3 below after the date on which such information is provided to the Company, the Selling Securityholder agrees to notify the transferee(s) at the time of the transfer of its rights and obligations under this Notice and Questionnaire and the Registration Rights Agreement.

                                  QUESTIONNAIRE

     Please respond to every item, even if your response is "none." If you need more space for any response, please attach additional sheets of paper. Please be sure to indicate your name and the number of the item being responded to on each such additional sheet of paper, and to sign each such additional sheet of paper before attaching it to this Questionnaire. Please note that you may be asked to answer additional questions depending on your responses to the following questions.

     If you have any questions about the contents of this Questionnaire or as to who should complete this Questionnaire, please contact Linda Olinger at The Greenbrier Companies, Inc. at telephone number: (503) 684-7000.

    COMPLETED QUESTIONNAIRES SHOULD BE RETURNED TO THE GREENBRIER COMPANIES,
                                INC. AS FOLLOWS:

  COPY BY FACSIMILE TO LINDA OLINGER, VICE PRESIDENT AND CORPORATE CONTROLLER,
                               FAX: (503) 684-2712

                      WITH THE ORIGINAL COPY TO FOLLOW TO:
                         THE GREENBRIER COMPANIES, INC.
                        ONE CENTERPOINTE DRIVE, SUITE 200
                            LAKE OSWEGO, OREGON 97035
        ATTENTION: LINDA OLINGER, VICE PRESIDENT AND CORPORATE CONTROLLER
                               TEL: (503) 684-7000

     The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

1. YOUR IDENTITY AND BACKGROUND AS THE BENEFICIAL OWNER OF THE REGISTRABLE SECURITIES

     (a)  Your full legal name: ________________________________________________

     (b) Your business address (including street address) (or residence if no business address), telephone number and facsimile number:

          Address:       _______________________________________________________

                         _______________________________________________________

          Telephone No.: _______________________________________________________

          Fax No.:       _______________________________________________________

     (c) Are you a broker-dealer registered pursuant to Section 15 of the Exchange Act?

          [ ] Yes.

          [ ] No.

     (d) If your response to Item 1(c) above is no, are you an "affiliate" of a broker-dealer registered pursuant to Section 15 of the Exchange Act?

          [ ] Yes.

          [ ] No.

          For the purposes of this Item 1(d), an "affiliate" of a registered broker-dealer shall include any company that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with such broker-dealer, and does not include any individuals employed by such broker-dealer or its affiliates.

     (e) Full legal name of person through which you hold the Registrable Securities (i.e., name of your broker or the DTC participant, if applicable, through which your Registered Securities are held):

          Name of broker: ______________________________________________________

          DTC No.: _____________________________________________________________

          Contact person: ______________________________________________________

          Telephone No.: _______________________________________________________

2.   YOUR RELATIONSHIP WITH THE GREENBRIER COMPANIES, INC.

     (a) Have you or any of your affiliates, officers, directors or principal equity holders (owners of 5% or more of the equity securities of the undersigned) held any position or office, or have you had any other material relationship with, The Greenbrier Companies, Inc. (or its predecessors or affiliates) within the past three years?

          [ ] Yes.

          [ ] No.

     (b) If your response to Item 2(a) above is yes, please state the nature and duration of your relationship with The Greenbrier Companies, Inc.:

          ______________________________________________________________________

3.   YOUR INTEREST IN THE REGISTRABLE SECURITIES

     (a) State the type of Registrable Securities (Notes or Common Stock) and the principal amount or number of such Registrable Securities beneficially owned by you. Check any of the following that applies to you.

          [ ] I own Notes:

          Principal amount and CUSIP No. of the Notes beneficially owned:

          ______________________________________________________________________

          CUSIP No(s): _________________________________________________________

          [ ] I own shares of Common Stock that were issued upon conversion of the Notes:

          Number of shares and CUSIP No. of the Common Stock beneficially owned:

          CUSIP No(s): _________________________________________________________

     (b) Other than as set forth in your response to Item 3(a) above, do you beneficially own any other securities of The Greenbrier Companies, Inc. (including any Notes previously registered under the Securities
          Act)?

          [ ] Yes.

          [ ] No.

     (c) If your answer to Item 3(b) above is yes, state the type, the aggregate amount and CUSIP No. of such other securities of The Greenbrier Companies, Inc. beneficially owned by you:

          Type: ________________________________________________________________

          Aggregate amount: ____________________________________________________

          CUSIP No.: ___________________________________________________________

     (d) Did you acquire the securities listed in Item 3(a) above in the ordinary course of business?

          [ ] Yes.

          [ ] No.

     (e) At the time of your purchase of the securities listed in Item 3(a) above, did you have any agreements or understandings, directly or indirectly, with any person to distribute the securities?

          [ ] Yes.

          [ ] No.

     (f) If your response to Item 3(e) above is yes, please describe such agreements or understandings:

          ______________________________________________________________________

          ______________________________________________________________________

4.   NATURE OF YOUR BENEFICIAL OWNERSHIP

     (a) If the name of the beneficial owner of the Registrable Securities set forth in your response to Item 1(a) above is that of a limited partnership, state the names of the general partners of such limited partnership:

          ______________________________________________________________________

          ______________________________________________________________________

          ______________________________________________________________________

     (b) With respect to each general partner listed in Item 4(a) above who is not a natural person, and is not publicly held, name each shareholder (or holder of partnership interests, if applicable) of such general partner. If any of these named shareholders is not a natural person or publicly held entity, please provide the same information. This process should be repeated until you reach natural persons or a publicly held entity.

          ______________________________________________________________________

          ______________________________________________________________________

          ______________________________________________________________________

     (c) Name your controlling shareholder(s) (the "Controlling Entity"). If the Controlling Entity is not a natural person and is not a publicly held entity, name each shareholder of such Controlling Entity. If any of these named shareholders are not natural persons or publicly held entities, please provide the same information. This process should be repeated until you reach natural persons or a publicly held entity.

          (A)(i) Full legal name of Controlling Entity(ies) or natural person(s) with whom have sole or shared voting or dispositive power over the Registrable Securities:

               _________________________________________________________________

          (ii) Name of shareholders:

               _________________________________________________________________

               _________________________________________________________________

          (B)(i) Full legal name of Controlling Entity(ies):

               _________________________________________________________________

               _________________________________________________________________

          (ii) Name of shareholders:

               _________________________________________________________________

               _________________________________________________________________

IF YOU NEED MORE SPACE FOR THIS RESPONSE, PLEASE ATTACH ADDITIONAL SHEETS OF PAPER. PLEASE BE SURE TO INDICATE YOUR NAME AND THE NUMBER OF THE ITEM BEING RESPONDED TO ON EACH SUCH ADDITIONAL SHEET OF PAPER, AND TO SIGN EACH SUCH ADDITIONAL SHEET OF PAPER BEFORE ATTACHING IT TO THIS NOTICE AND QUESTIONNAIRE. PLEASE NOTE THAT YOU MAY BE ASKED TO ANSWER ADDITIONAL QUESTIONS DEPENDING ON YOUR RESPONSES TO THE FOLLOWING QUESTIONS.

5.   PLAN OF DISTRIBUTION

Except as set forth below, the undersigned (including its donees or pledgees) intends to distribute the Registrable Securities listed above in Item 3 pursuant to the Shelf Registration Statement only as follows (if at all). Such Registrable Securities may be sold from time to time directly by the undersigned or, alternatively, through underwriters, broker-dealers or agents. If the Registrable Securities are sold through underwriters, broker-dealers or agents, the Selling Securityholder will be responsible for underwriting discounts or commissions or agents' commissions. Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale or at negotiated prices. Such sales may be effected in transactions (which may involve block transactions) (i) on any national securities exchange or quotation service on which the Registrable Securities may be listed or quoted at the time of sale,
(ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market, or (iv) through the writing of options. In connection with sales of the Registrable Securities or otherwise, the undersigned may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Registrable Securities in the course of hedging positions they assume. The undersigned may also sell Registrable Securities short and deliver Registrable Securities to close out short positions, or loan or pledge Registrable Securities to broker-dealers that in turn may sell such securities.

State any exceptions here:

________________________________________________________________________________

________________________________________________________________________________

Note: In no event will such method(s) of distribution take the form of an underwritten offering of the Registrable Securities without the prior agreement of the Company.

     The undersigned acknowledges its obligation to comply with the provisions of the Exchange Act and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of Registrable Securities pursuant to the Registration Rights Agreement. The undersigned agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.

     The undersigned beneficial owner and Selling Securityholder hereby acknowledges its obligations under the Registration Rights Agreement to indemnify and hold harmless certain persons as set forth therein. Pursuant to the Registration Rights Agreement, the Company has agreed under certain circumstances to indemnify the undersigned beneficial owner and Selling Securityholder against certain liabilities.

     In accordance with the undersigned's obligation under the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains effective.

     All notices to the beneficial owner hereunder and pursuant to the Registration Rights Agreement shall be made in writing to the undersigned at the address set forth in Item 1(b) of this Notice and Questionnaire.

     By signing below, the undersigned acknowledges that it is the beneficial owner of the Registrable Securities set forth herein, represents that the information provided herein is accurate, consents to the disclosure of the information contained in this Notice and Questionnaire and the inclusion of such information in the Shelf Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Shelf Registration Statement and the related prospectus.

     Once this Notice and Questionnaire is executed by the undersigned beneficial owner and received by the Company, the terms of this Notice and Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives and assigns of the Company and the undersigned beneficial owner. This Notice and Questionnaire shall be governed in all respects by the laws of the State of New York.

     IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

                                        NAME OF BENEFICIAL OWNER:

                                        ----------------------------------------
                                        (Please Print)


                                        Signature:
                                                   -----------------------------
                                        Date:
                                              ----------------------------------